UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2025

PAYSIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38623	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2615 St. Rose Parkway

Henderson, Nevada 89052

(Address of principal executive offices) (Zip Code)

(702) 453-2221

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PAYS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.       Submission of Matters to a Vote of Security Holders.

On May 7, 2025, we held our annual meeting of stockholders (the “Annual Meeting”) to consider and vote upon the following proposals: (1) to elect to the Board of Directors the seven nominees for director, to hold office until the 2026 annual meeting of our stockholders; (2) to approve, on a non-binding advisory basis, the compensation of our named executive officers for fiscal year 2025 (“say-on-pay”); (3) to approve, on a non-binding advisory basis, the frequency of an advisory vote on the compensation of our named executive officers (“say-on-frequency”); and (4) to ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see our definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2025.

Proposal 1:       Election of Directors

The director nominees listed below were elected to our Board of Directors, each to hold office until the 2026 annual meeting of stockholders, based on the following vote:

Name	For	Withheld	Broker Non-Votes
Mark R. Newcomer	31,893,563	575,057	626,676
Matthew Lanford	31,143,686	1,324,934	626,676
Joan M. Herman	31,429,244	1,039,376	626,676
Bruce A. Mina	31,948,322	520,298	626,676
Jeffrey B. Newman	31,370,228	1,098,392	626,676
Daniel R. Henry	31,947,864	520,756	626,676
Dennis L. Triplett	31,859,748	608,872	626,676

Proposal 2:       Approval of Say-On-Pay

Our stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers for fiscal year 2025, based on the following vote:

For	Against	Abstain	Broker Non-Votes
31,789,535	447,549	231,536	626,676

Proposal 3:       Approval of Say-On-Frequency

Our stockholders approved, on a non-binding advisory basis, the frequency of an advisory vote on the compensation of our named executive officers, based on the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
10,274,223	389,637	21,528,943	275,817	626,676

Our Board of Directors has considered the non-binding advisory vote of stockholders on the frequency of an advisory vote on the compensation of our named executive officers and, consistent with the stated preference of our stockholders, decided to hold such advisory vote every three years.

Proposal 4:       Ratification of the Selection of Moss Adams LLP as our Independent Registered Public Accounting Firm

Moss Adams LLP was ratified as our independent registered public accounting firm for the fiscal year ending December 31, 2025, based on the following vote:

For	Against	Abstain	Broker Non-Votes
33,059,382	24,779	11,135	–

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYSIGN, INC.
Date: May 12, 2025	By: /s/ Mark Newcomer
Mark Newcomer, Chief Executive Officer

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